Exhibit 3.1
CERTIFICATE

OF DESIGNATIONS
OF
SERIES A NON-CUMULATIVE PERPETUAL PREFERRED STOCK

OF
CROSSFIRST BANKSHARES, INC.
CrossFirst Bankshares, Inc., a Kansas corporation, referred to herein as the "corporation",
in accordance with the provisions of K.S.A. § 17-6401, does hereby certify:
The board of directors of

the corporation, referred to herein as

the "board of directors", in
accordance with

Article III

of the

Articles of

Incorporation of

the corporation

,

as amended,

and
applicable law,

adopted the

following resolution

on March

22, 2023

creating a

series of

15,000
shares of

preferred

stock

of

the

corporation designated

as

"Series

A

Non-Cumulative

Perpetual
Preferred Stock":
RESOLVED , that pursuant to the authority conferred on the board of directors by the

corporation's

Articles

of

Incorporation,

as

amended,

the

Series

A

Non-Cumulative
Perpetual Preferred Stock,

as a series of

preferred stock, par

value $0.01 per

share, of the
corporation, be and it hereby

is created; and that the designations,

powers, preferences and
rights of

the Series

A Non-Cumulative

Perpetual Preferred

Stock, and

the qualifications,
limitations or restrictions thereof are as follows:
1.

Designation and

Number of Shares.

There is hereby

created out

of the

authorized
and unissued

shares of

preferred stock

of the

corporation authorized

by Article

III(a) a

series of
preferred

stock

designated

as

the

"Series

A

Non-Cumulative

Perpetual

Preferred

Stock"

(the
"Series A

Preferred Stock").

The par

value of

the Series A

Preferred Stock

shall be

$0.01 per

share.

The authorized

number of

shares of

Series A

Preferred Stock

shall be

15,000. The

number of

shares
constituting the Series A Preferred Stock may be increased from time to time by resolution of the
board of directors or a duly authorized committee of the board of directors in accordance with the
Articles of Incorporation, the Bylaws, and applicable law

up to the maximum number of shares

of
preferred stock

authorized

to be

issued under

the Articles

of

Incorporation less

all shares

at the
time authorized

of any

other series

of preferred

stock or

decreased from

time to

time by

a resolution
of the

board of

directors or

a duly

authorized committee

of the

board of

directors in

accordance
with the

Articles of

Incorporation, the

Bylaws, and

applicable law

but not

below the

number of
shares of Series

A Preferred

Stock then outstanding.

Shares of Series

A Preferred

Stock shall

be
dated the date

of issue, which

date shall be

referred to herein

as the “original

issue date.” Shares
of outstanding

Series A

Preferred Stock

that are

redeemed, purchased,

or otherwise

acquired by
the corporation

shall be

cancelled and

shall revert

to authorized

but unissued

shares of

the preferred
stock, undesignated as to series. The corporation

shall have the authority to issue fractional shares
of Series A Preferred Stock.
2.

Definitions.

As used herein with respect to the Series A Preferred Stock:

“Appropriate

Federal

Banking

Agency”

means

the

“appropriate

Federal

banking
agency” with respect

to the corporation

as defined

in Section 3(q)

of the

Federal Deposit
Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.

“Articles of Incorporation” means the Articles of Incorporation of the corporation, as amended, and as it may be amended or restated from time to time.
“Business Day” means

any day,

other than a

Saturday or Sunday,

that is neither

a
legal holiday nor a day on which banking institutions are authorized or required by law or
regulation to close in Kansas.
3.

Ranking. The shares of Series A Preferred Stock shall rank:

(a)

senior, as to dividends and upon

liquidation, dissolution, and winding-up

of
the corporation, to the common stock of the corporation and to any other class or series of capital stock of the

corporation now or hereafter authorized,

issued, or outstanding that, by
its

terms,

does

not

expressly

provide

that

such

class

or

series

ranks

pari

passu

with

the
Series A Preferred

Stock or senior

to the Series

A Preferred Stock

as to dividends

and upon
liquidation,

dissolution,

and

winding-up

of

the

corporation,

as

the

case

may

be
(collectively, “Series A Junior Securities”);

(b)

on a parity, as to dividends and upon liquidation, dissolution, and winding-
up of

the corporation,

with any

class or

series of

capital stock

of the

corporation now

or
hereafter authorized, issued, or outstanding that, by its terms, expressly provides that such class or series ranks pari passu with the Series A Preferred Stock as to dividends and upon
liquidation,

dissolution,

and

winding-up

of

the

corporation,

as

the

case

may

be
(collectively, “Series A Parity Securities”); and
(c)

junior, as to dividends and upon liquidation,

dissolution, and winding-up of
the

corporation,

to

any

other

class

or

series

of

capital

stock

of

the

corporation

now

or
hereafter authorized, issued, or outstanding that, by its terms, expressly provides that such class

or

series

ranks

senior

to

the

Series

A

Preferred

Stock

as

to

dividends

and

upon
liquidation, dissolution, and winding-up of the corporation, as the case may be.
The corporation may

authorize and issue

additional shares of

Series A Preferred

Stock, Series A
Junior Securities

and Series

A Parity

Securities from

time to

time without

the consent

of the

holders
of the Series A Preferred Stock.
4.

Dividends.

(a)

Holders of Series A Preferred

Stock will be entitled

to receive, only when,
as, and if declared by

the board of directors or a

duly authorized committee of the board

of
directors,

on

each

Dividend

Payment

Date

(as

defined

below),

out

of

assets

legally
available for

the payment

of dividends

thereof, non-cumulative

cash dividends

based on
the liquidation preference

of the Series

A Preferred Stock

of $1,000 per

share. Dividends
on each share of Series A Preferred Stock shall accrue at a rate equal to 8.00% per annum
on the

liquidation preference

of $1,000

per share

for each

Dividend Period.

In the

event
the corporation

issues additional

shares of

the Series

A Preferred

Stock after

the original
issue date, dividends

on such shares

may accrue from

the original issue

or any other

date
specified by the board

of directors or a

duly authorized committee of the

board of directors
at the time such additional shares are issued.

(b)

If declared by the

board of directors or

a duly authorized committee

of the
board of directors, dividends

will be payable on

the Series A Preferred

Stock quarterly in
arrears on March 15, June 15, September 15, and December

15 of each year, beginning on
June

15,

2023

(each

such

day

a

“Dividend

Payment

Date”)

based

on

a

liquidation
preference of $1,000 per share.

In the event that

any Dividend Payment Date falls

on a day
that is not a Business

Day, the dividend payment due on that date

shall be postponed to the
next day that is a Business Day and no additional dividends shall accrue as a result of that
postponement.

(c)

Dividends will be payable to holders of

record of Series A Preferred Stock
as they appear

on the corporation’s stock

register on the

applicable record date,

which shall
be the

15
th

calendar day before

the applicable Dividend

Payment Date, or

such other record
date, not less

than 15 calendar days

nor more than

30 calendar days before

the applicable
Dividend Payment

Date, as

such record date

shall be

fixed by

the board

of directors

or a
duly authorized committee of the board of directors.
(d)

A “Dividend Period” is the period from and including a Dividend Payment
Date

to,

but

excluding,

the

next

succeeding

Dividend

Payment

Date

or

any

earlier
redemption date, except that the

initial Dividend Period will commence on and

include the
original

issue

date

of

Series

A

Preferred

Stock

(or

other

date

specified

by

the

board

of
directors

or

a

duly

authorized

committee

of

the

board

of

directors

as

provided

in

sub-
section (a))

and continue

to, but

excluding, the

next Dividend

Payment Date.

Dividends
payable

on

Series

A

Preferred

Stock

will

be

computed

on

the

basis

of

a

360-day

year
consisting of twelve 30-day months. Dollar amounts resulting from the calculation will be rounded to

the nearest

cent, with

one-half cent

being rounded

upward. Dividends

on the
Series A Preferred Stock

will cease to accrue

on the redemption date,

if any,

with respect
to the Series

A Preferred Stock

redeemed, unless the

corporation defaults in

the payment
of the redemption price of the Series A Preferred Stock called for redemption.
(e)

Dividends

on

the

Series

A

Preferred

Stock

will

not

be

cumulative.

If

the
board of directors

or a duly

authorized committee of

the board of

directors does not

declare
a dividend, in

full or otherwise,

on the

Series A

Preferred Stock in

respect of

a Dividend
Period, then

such unpaid

dividends shall

cease to

accrue and

shall not

be payable

on the
applicable

Dividend

Payment

Date

or

be

cumulative,

and

the

corporation

will

have

no
obligation

to

pay

(and the

holders

of

the

Series

A

Preferred Stock

will

have

no

right

to
receive) dividends accrued for such Dividend Period after the Dividend

Payment Date for
such Dividend

Period, whether or

not the board

of directors or

a duly authorized

committee
of the board of

directors declares a dividend

for any future Dividend

Period with respect to
the

Series

A

Preferred

Stock,

the

common

stock,

or

any

other

class

or

series

of

the
corporation’s

preferred

stock.

No

interest,

or

sum

of

money

in

lieu

of

interest,

shall

be
payable in respect of any dividend not declared.
(f)

Notwithstanding

any

other

provision

hereof,

dividends

on

the

Series

A
Preferred Stock shall not be declared, paid,

or set aside for payment to

the extent such act
would cause the

corporation to fail

to comply with

the laws and

regulations applicable to
it,

including applicable

capital

adequacy rules

of

the Board

of

Governors

of the

Federal

Reserve System (the

“Federal Reserve”) or, as and if

applicable, the capital adequacy

rules
or regulations of any Appropriate Federal Banking Agency.
(g)

So long as any share of Series A Preferred Stock remains outstanding:
(i)

no

dividend

or

distribution shall

be

declared, paid

or

set

aside

for
payment, and no distribution

shall be declared or

made or set aside

for payment, on
any Series

A Junior

Securities, other

than (A)

a dividend

payable solely

in Series
A Junior Securities or (B)

any dividend in connection with

the implementation of a
stockholders’ rights

plan, or

the issuance

of rights,

stock, or

other property

under
any such plan, or the redemption or repurchase of any rights under any such plan;
(ii)

no

shares

of

Series

A

Junior

Securities

shall

be

repurchased,
redeemed, or

otherwise acquired

for consideration

by the

corporation,

directly or
indirectly,

other

than

(A)

as

a

result

of

a

reclassification

of

Series

A

Junior
Securities

for

or

into

other

Series

A

Junior

Securities,

(B)

the

exchange

or
conversion of

one share

of Series

A Junior

Securities for

or into

another share

of
Series A

Junior Securities,

(C) through

the use

of

the proceeds

of a

substantially
contemporaneous sale of other shares of Series A Junior Securities, (D) purchases, redemptions,

or

other

acquisitions

of

shares

of

Series

A

Junior

Securities

in
connection

with

any

employment

contract,

benefit

plan,

or

other

similar
arrangement with

or for

the benefit

of employees,

officers, directors,

or consultants,
(E) purchases

of

shares

of

Series

A

Junior

Securities

pursuant

to

a

contractually
binding

requirement

to

buy

Series

A

Junior

Securities

existing

prior

to

the
preceding

Dividend

Period,

including

under

a

contractually

binding

stock
repurchase

plan,

or

(F)

the

purchase

of

fractional

interests

in

shares

of

Series

A
Junior Securities pursuant

to the conversion

or exchange provisions

of such

stock
or the

security being

converted or

exchanged; nor

shall any

monies be

paid to

or
made available for a sinking

fund for the redemption

of any such securities

by the
corporation;

and
(iii)

no

shares

of

Series

A

Parity

Securities

shall

be

repurchased,
redeemed, or

otherwise acquired

for consideration

by the

corporation, directly

or
indirectly,

other than

(A) pursuant

to pro

rata offers

to purchase

all, or

a pro

rata
portion, of the Series A Preferred

Stock and such Series A Parity Securities, if

any,
(B) as

a result

of a

reclassification of

Series A

Parity Securities

for or

into

other
Series A Parity Securities, (C) the exchange

or conversion of one share of Series

A
Parity Securities for or into another share of

Series A Parity Securities or Series A
Junior

Securities,

(D)

through

the

use

of

the

proceeds

of

a

substantially
contemporaneous sale of

other shares of

Series A

Parity Securities, (E)

purchases
of

shares

of

Series

A

Parity

Securities

pursuant

to

a

contractually

binding
requirement

to

buy

Series

A

Parity

Securities

existing

prior

to

the

preceding
Dividend Period, including under a contractually binding stock repurchase plan, or
(F)

the

purchase

of

fractional

interests

in

shares

of

Series

A

Parity

Securities
pursuant

to

the

conversion

or

exchange

provisions

of

such

stock

or

the

security
being converted

or exchanged;

nor shall

any monies

be paid

to or

made available
for a sinking fund for the redemption of any such securities by the corporation;

unless, in

each case,

the full

dividends for

the most

recently completed

Dividend
Period

on

all

outstanding

shares of

Series

A

Preferred

Stock

have been

declared
and paid

or declared

and a

sum sufficient

for the

payment thereof

has been

set aside.
(h)

Notwithstanding the foregoing, if dividends are not

paid in full, or set aside
for payment in

full, on any

dividend payment date,

upon the shares

of Series A

Preferred
Stock and

any Series

A Parity

Securities, all

dividends declared

upon shares

of Series

A
Preferred Stock and any

Series A Parity Securities

for such dividend payment

date shall be
declared

on

a

pro

rata

basis

in

proportion

to

the

respective

amounts

of

undeclared

and
unpaid dividends

for the Series

A Preferred

Stock and

all Series

A Parity

Securities on

such
dividend payment date. To the extent a dividend period

with respect to any Series

A Parity
Securities coincides with more than one Dividend Period, for purposes of the immediately preceding sentence the

board of

directors shall treat

such dividend period

as two or

more
consecutive

dividend

periods,

none

of

which

coincides

with

more

than

one

Dividend
Period, or shall treat such dividend period(s) with respect

to any Series A Parity Securities
and Dividend

Period(s) for

purposes of

the immediately

preceding sentence

in any

other
manner

that

it

deems

to

be

fair

and

equitable

in

order

to

achieve

ratable

payments

of
dividends on

such Series

A Parity

Securities and

the Series

A Preferred

Stock. To the extent
a Dividend Period

coincides with more

than one dividend period

with respect to any

Series
A

Parity

Securities,

for

purposes

of

the

first

sentence

of

this

paragraph

the

board

of
directors shall

treat such

Dividend Period

as two

or more

consecutive Dividend

Periods,
none of which coincides with more than one

dividend period with respect to such Series A
Parity Securities, or

shall treat such

Dividend Period(s) and

dividend period(s) with

respect
to any Series A Parity Securities for purposes of the first sentence of this paragraph in any other manner that it deems to be fair and equitable in order to achieve ratable payments of dividends

on

the

Series

A

Preferred

Stock

and

such

Series

A

Parity

Securities.

For

the
purposes of this

paragraph, the term

“dividend period” as

used with respect

to any Series
A Parity

Securities means

such dividend

periods as are

provided for

in the

terms of

such
Series A Parity Securities.
(i)

Subject to the

foregoing, dividends

(payable in cash,

stock, or otherwise),

as may
be determined by the board

of directors or a duly

authorized committee of the board

of directors,
may

be

declared

and

paid

on

the

common

stock

and

any

other

class

or

series

of

capital

stock
ranking

equally

with

or

junior

to

Series

A

Preferred Stock

from

time

to

time

out

of

any

assets
legally available

for such payment,

and the

holders of

Series A

Preferred Stock

shall not

be entitled
to participate in any such dividend.
5.

Liquidation

(a)

Upon any

voluntary

or

involuntary liquidation,

dissolution,

or winding-up

of the
corporation,

holders

of

Series

A

Preferred

Stock

are

entitled

to

receive

out

of

the

assets

of

the
corporation available

for distribution

to stockholders,

after satisfaction

of liabilities

and obligations
to creditors, if any,

and subject to the

rights of holders of

any securities then outstanding

ranking
senior to or on parity

with Series A Preferred Stock

with respect to distributions

of assets, before
any

distribution

or

payment

out

of

the

assets

of

the

corporation

is

made

to

holders

of

common
stock or any Series A

Junior Securities, a liquidating distribution in

the amount of the liquidation
preference of $1,000 per share plus any

declared and unpaid dividends prior to the payment of

the

liquidating distribution, without

accumulation of any dividends

that have not

been declared prior
to the payment

of the liquidating distribution.

After payment of

the full amount of

such liquidating
distribution, the

holders of

Series A

Preferred Stock

shall not

be entitled

to any

further participation
in any distribution of assets of the corporation.
(b)

In any

such liquidating

distribution, if

the assets

of the

corporation are

not sufficient
to pay

the liquidation

preferences (as

defined below)

in full

to all

holders of

Series A

Preferred
Stock and all

holders of any

Series A Parity

Securities, the amounts

paid to the

holders of Series
A

Preferred

Stock

and

to

the

holders

of

all

Series

A

Parity

Securities

will

be

paid

pro

rata

in
accordance

with

the

respective

aggregate

liquidation

preferences

of

those

holders.

In

any

such
distribution, the “liquidation

preference” of any holder

of Series A

Preferred Stock or

any Series
A

Parity

Securities

means

the

amount

otherwise

payable

to

such

holder

in

such

distribution
(assuming no limitation on the corporation’s

assets available for such distribution), including any
declared

but

unpaid

dividends

(and,

in

the

case

of

any

holder

of

stock

other

than

the

Series

A
Preferred Stock on which dividends accrue on a cumulative basis,

an amount equal to any unpaid,
accrued,

cumulative

dividends,

whether

or

not

declared,

as

applicable).

If

the

liquidation
preference has been paid in full to all holders of Series A Preferred Stock and any Series A Parity
Securities, the

holders of

the corporation’s

Series A

Junior Securities

shall be

entitled to

receive
all remaining assets of the corporation according to their respective rights and preferences.
(c)

For purposes of this

Section 5, neither

the sale, conveyance,

exchange, or transfer
of all or

substantially all of

the assets or

business of the

corporation for cash,

securities, or other
property,

nor

the

merger

or

consolidation

of

the

corporation

with

any

other

entity,

including

a
merger or consolidation in which the holders of

Series A Preferred Stock receive cash, securities,
or

property

for

their

shares,

shall

constitute

a

liquidation,

dissolution,

or

winding-up

of

the
corporation.
6.

Redemption.

(a)

Series A Preferred Stock

is not subject to any

mandatory redemption, sinking fund,
or other

similar provision.

Series A

Preferred Stock

is not

redeemable prior

to March

29, 2028.
Shares

of

Series

A

Preferred

Stock

then

outstanding

will

be

redeemable

at

the

option

of

the
corporation,

in

whole

or

in

part,

from

time

to

time,

on

March

29,

2028,

or

on

any

Dividend
Payment Date

on or

after March

29, 2028,

at a

redemption price

equal to

$1,000 per

share, plus
any

declared

and

unpaid

dividends,

without

accumulation

of

any

undeclared

dividends,

to,

but
excluding, the

date of

redemption. Holders

of Series

A Preferred

Stock will

have no

right to

require
the redemption or repurchase of

Series A Preferred Stock.

Notwithstanding the foregoing, within
90 days following the

occurrence of a Regulatory

Capital Treatment Event (as defined below),

the
corporation,

at its

option, may redeem,

at any time,

all (but not

less than all)

of the shares

of the
Series A Preferred Stock at the time outstanding, at

a redemption price equal to $1,000 per share,
plus any declared and unpaid dividends, without accumulation of any undeclared dividends, upon notice given as provided in sub-section (b) below.

Any declared but unpaid dividends payable on
a redemption date

that occurs subsequent to

the record date for

a Dividend Period

shall not be paid
to the

holder entitled

to receive

the redemption

price on

the redemption

date, but

rather shall

be
paid to

the holder

of record

of the

redeemed shares

on such

record date

relating to

the Dividend
Payment

Date

as

provided

in

Section

4(c)

above.

In

all

cases,

the

corporation

may

not

redeem
shares of the

Series A

Preferred Stock

without having

received the prior

approval of the

Federal

Reserve or any

successor Appropriate Federal

Banking Agency if

then required under

capital rules
applicable to the corporation.
A “Regulatory Capital Treatment Event” means the good faith determination by the board of

directors or

a

duly

authorized committee

of

the

board of

directors that,

as

a

result

of

(i)

any
amendment to,

or change

in, the

laws, rules,

or regulations

of the

United States

or any

political
subdivision

of

or

in

the

United

States

(including,

for

the

avoidance

of

doubt,

any

agency

or
instrumentality

of

the

United

States,

including

the

Federal

Reserve

and

other

federal

banking
agencies) that is

enacted or becomes

effective after the

initial issuance of

any share of

the Series
A Preferred Stock; (ii) any proposed change in those laws,

rules, or regulations that is announced
after

the

initial

issuance

of

any

share

of

the

Series

A

Preferred

Stock;

or

(iii)

any

official
administrative

decision

or

judicial

decision

or

administrative

action

or

other

official
pronouncement interpreting

or applying

those laws,

rules, or

regulations or

policies with

respect
thereto that

is announced

after the

initial issuance

of any

share of

the Series

A Preferred

Stock,
there is

more

than

an

insubstantial

risk

that

the

corporation will

not

be

entitled

to

treat

the

full
liquidation value of

$1,000 per share of

the Series A

Preferred Stock then

outstanding as “Tier

1
Capital” (or its

equivalent) for purposes of

the capital adequacy

rules of the

Federal Reserve (or,
as and

if applicable, the

capital adequacy rules

or regulations of

any successor Appropriate

Federal
Banking Agency),

as then

in effect

and applicable,

for as

long as

any share

of the

Series A

Preferred
Stock is outstanding.
(b)

If shares of Series A Preferred Stock

are to be redeemed, the notice

of redemption
shall be

given to

the holders

of record

of Series

A Preferred

Stock to

be redeemed

by first

class
mail, postage

prepaid, addressed

to the

holders of

record of

such shares

to be

redeemed at

their
respective last

addresses appearing

on the

corporation’s

stock register

not less

than 30

days nor
more than 60

days prior to

the date fixed

for redemption thereof.

Each notice of

redemption will
include

a

statement

setting

forth

(i)

the

redemption

date;

(ii)

the

number

of

shares

of

Series

A
Preferred

Stock

to

be

redeemed

and,

if

less

than

all

the

shares

held

by

such

holder

are

to

be
redeemed, the number of such shares to be redeemed from such holder;

(iii) the redemption price;
and (iv) that dividends on

the shares to be redeemed

will cease to accrue

on the redemption date.
If notice of

redemption of any

shares of Series

A Preferred Stock

has been

duly given and

if the
funds necessary for such

redemption have been set

aside by the corporation

for the benefit of the
holders of any shares of

Series A Preferred Stock so

called for redemption, then, on

and after the
redemption date, dividends will

cease to accrue on

such shares of Series

A Preferred Stock; such
shares of

Series

A Preferred

Stock shall

no longer

be deemed

outstanding;

and all

rights of

the
holders of such shares will terminate, except

the right to receive the redemption price

described in
sub-section (a) above, without interest.
(c)

In case of any redemption of only part of

the shares of Series A Preferred Stock

at
the time outstanding, the shares to be redeemed shall be selected pro rata.
7.

Voting

Rights.

(a)

Except

as

provided

below

and

as

determined by

the

board of

directors

or

a

duly
authorized

committee

of

the

board

of

directors

or

as

expressly

required

by

law,

the

holders

of
shares of Series A Preferred Stock shall have no voting power,

and no right to vote on any matter
at any time, either as

a separate series or

class or together with any

other series or class

of shares

of capital

stock, and

shall not

be entitled

to call

a meeting

of such

holders for

any purpose,

nor
shall they be entitled to participate in any meeting of the holders of the common stock.
(b)

So

long

as

any

shares

of

Series

A

Preferred

Stock

remain

outstanding,

the
affirmative

vote

or

consent

of

the

holders

of

at

least

two-thirds

of

all

of

the

shares of

Series

A
Preferred

Stock

at

the

time

outstanding,

voting

separately

as

a

class,

shall

be

required

to:

(i)
authorize, create,

or issue,

or increase

the authorized

amount of,

shares of

any class

or series

of
capital stock ranking senior to

the Series A Preferred Stock

with respect to payment of

dividends
or the

distribution of

assets upon liquidation,

dissolution, or

winding up

of the

corporation, or

issue
any obligation

or security

convertible into

or exchangeable

for, or evidencing

the right

to purchase,
any such class

or series of

the corporation’s capital stock;

(ii) amend, alter,

or repeal the

provisions
of the Articles of Incorporation

(including this Certificate of Designations),

(including, unless no
vote on

such merger

or consolidation

is required by

Section 7(b)(iii)(B)

below,

any amendment,
alteration or

repeal by

means of

a merger,

consolidation, or

otherwise), so

as to

adversely affect
the

powers,

preferences,

privileges,

or

rights

of

Series

A

Preferred

Stock,

taken

as

a

whole;
provided, however,

that any

amendment to

authorize, create,

or issue,

or increase

the authorized
amount

of,

Series

A

Preferred

Stock,

any

Series

A

Junior

Securities

or

any

Series

A

Parity
Securities,

or

any

securities

convertible

into

or

exchangeable

for

Series

A

Junior

Securities

or
Series

A

Parity

Securities

will

not

be

deemed

to

adversely

affect

the

powers,

preferences,
privileges,

or

rights

of

Series

A

Preferred

Stock;

or

(iii)

complete

a

binding

share

exchange

or
reclassification

involving

the

Series

A

Preferred

Stock,

or

complete

the

sale,

conveyance,
exchange,

or

transfer

of

all

or

substantially

all

of

the

assets

or

business

of

the

corporation

or
consolidate with

or merge

into any

other corporation,

unless, in

any case,

the shares

of Series

A
Preferred Stock outstanding at

the time of such

consolidation or merger or

sale either (A) remain
outstanding or (B)

are converted into

or exchanged for

preference securities of

the surviving entity
or

any

entity

controlling

the

surviving

entity

having

such

rights,

preferences,

privileges,

and
powers

(including

voting

powers),

taken

as

a

whole,

as

are

not

materially

less

favorable

to

the
holders thereof

than the

rights, preferences,

privileges, and

powers (including

voting powers)

of
the Series A Preferred Stock, taken as a whole.
(c)

The foregoing voting

provisions will not apply

if (i) at

or prior to

the time when the
act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series A

Preferred Stock shall have

been redeemed or called

for redemption upon proper
notice and

sufficient funds shall

have been

set aside

by the

corporation for

the benefit

of the

holders
of

Series

A

Preferred

Stock

to

effect

such

redemption

or

(ii)

such

voting

provisions

are

not
permitted under the corporate governance requirements of the

Nasdaq Stock Market, LLC (or any
other exchange

or automated quotation

system on which

the common stock

of the

corporation may
be listed or quoted).
(d)

The rules and procedures for calling and conducting

any meeting of the holders of
Series A Preferred

Stock (including, without

limitation, the

fixing of a

record date in

connection
therewith), the solicitation and use of proxies at

such a meeting, the obtaining of written consents,
and any other aspect or matter with regard to such meeting or such consents shall be governed by
any rules that the board of directors or any

duly authorized committee of the board of directors, in
its

discretion,

may

adopt

from

time

to

time,

which

rules

and

procedures

shall

conform

to

the
requirements of the Articles of Incorporation, the Bylaws, and applicable law.

8.

No Conversion Rights. The holders of shares of Series A Preferred Stock shall not have any rights

to convert

such shares into

shares of any

other class or

series of securities

of the
corporation.
9.

No Preemptive Rights. The holders of shares

of Series A Preferred Stock will have
no preemptive rights

with respect to

any shares of

the corporation’s capital stock or

any of its

other
securities convertible into or carrying rights or

options to purchase or otherwise acquire

any such
capital

stock

or

any

interest

therein,

regardless

of

how

any

such

securities

may

be

designated,
issued, or granted.
10.

No Certificates.

The corporation

may at

its option

issue shares

of Series

A Preferred
Stock without certificates.
11.

Transfer

Agent;

Registrar.

The

corporation

may

appoint

a

transfer

agent

and
registrar for the Series A Preferred Stock.

12.

Transfer; Restricted Legend.

The shares of

Series A Preferred

Stock are “restricted
securities” under the

Securities Act

of 1933,

as amended (the

“Securities Act”) and

accordingly,
may

be

resold,

pledged

or

otherwise

transferred

only

in

compliance

with

the

registration
requirements

of

federal

and

state

securities

laws

or

if

exemptions

from

the

Securities

Act

and
applicable

state

securities

laws

are

available.

The

corporation

may

include

a

notation

of

the
restrictions

on

transfer

in

the

records

of

the

corporation

or

any

transfer

agent

or

registrar

with
respect

to

any

transfer

of

Series

A

Preferred

Stock.

Any

certificates

or

other

instruments
representing or

notices of

issuance relating

to the

shares of

Series A

Preferred Stock

will bear

a
restrictive legend in substantially the following form:
THE SECURITIES REFERENCED HEREIN HAVE

NOT BEEN REGISTERED
UNDER THE

SECURITIES ACT

OF 1933,

AS AMENDED

(THE “SECURITIES
ACT”), OR

THE SECURITIES

LAWS

OF ANY

STATE,

AND MAY

NOT BE
OFFERED,

TRANSFERRED,

PLEDGED,

HYPOTHECATED,

SOLD

OR
OTHERWISE

DISPOSED

OF

UNLESS

A

REGISTRATION

STATEMENT
UNDER

THE

SECURITIES

ACT

AND

APPLICABLE

STATE

SECURITIES
LAWS SHALL HAVE

BECOME EFFECTIVE WITH REGARD

THERETO, OR
AN

EXEMPTION

FROM

REGISTRATION

UNDER

THE

SECURITIES

ACT
AND

APPLICABLE

STATE

SECURITIES

LAWS

IS

AVAILABLE

IN
CONNECTION WITH SUCH OFFER OR SALE.
13.

No Other Rights. The shares of Series A Preferred Stock shall not have any rights, preferences, privileges, or

voting powers or

relative, participating, optional,

or other special

rights,
or qualifications, limitations, or

restrictions thereof, other than

as set forth herein

or in the Articles
of Incorporation, or as provided by applicable law.
[Signature page follows]

IN

WITNESS

WHEREOF,

CrossFirst

Bankshares,

Inc.

has

caused

this

Certificate

of
Designations to be signed by a duly authorized officer,

this 29th day of March, 2023.
CROSSFIRST BANKSHARES, INC.
By: /s/ Amy Abrams

Name:

Amy Abrams

Title:

General Counsel & Corporate Secretary